Exhibit 99.1
Peabody Energy Australia Investor Visit September 2007 Peabody Energy NYSE: BTU

A Lively Itinerary for the World's Largest Coal Exporting Nation Tuesday Welcome and Overview Wednesday Queensland Mine Review Thursday New South Wales Mine Review Friday Trading Discussion & Port Tour Peabody's new Wilpinjong Mine capacity is expected to grow to 9 million tons per year

An Opportunity to Visit with Peabody Management from Both Sides of the Pacific Greg Boyce President & Chief Executive Officer Eric Ford Executive Vice President and Chief Operating Officer Paul Demzik President COALTRADE International Vic Svec Senior Vice President of IR and Corporate Communications Christina Morrow Director of Investor Relations Ian Craig Managing Director of Australia Operations Cameron Vorias Chief Operating Officer Queensland Operations Julian Thornton Chief Operating Officer New South Wales Operations Sales and Trading Management Mine Management

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of July 24, 2007. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: the outcome of commercial negotiations involving sales contracts or other transactions; customer performance and credit risk; supplier performance, and the availability and cost of key equipment and commodities; availability and costs of transportation; geologic, equipment and operational risks associated with mining; our ability to replace coal reserves; labor availability and relations; the effects of mergers, acquisitions and divestitures; legislative and regulatory developments; the outcome of pending or future litigation; coal and power market conditions; weather patterns affecting energy demand; availability and costs of competing energy resources; worldwide economic and political conditions; global currency exchange and interest rate fluctuation; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company's reports filed with the Securities and Exchange Commission. The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment costs, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA, a non-GAAP measure, to income from operations, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 7/24/07

Greg Boyce President and Chief Executive Officer Peabody Energy NYSE: BTU

Key Topics Investment highlights for Peabody's international activities Peabody's growing global earnings contribution Global energy and coal market overview Peabody Australia leverages growing met and thermal markets

Peabody is the World's Largest Private-Sector Coal Company International coal markets are outstanding and BTU is the only global pure-play coal investment Australia is a cornerstone of Peabody's transformation of our operating base Peabody Australia will leverage higher volumes, rising prices and a contained cost structure Peabody is uniquely able to capitalize on international opportunities using: Extensive market knowledge 125-year reputation as safe, low-cost producer Activities on five continents The Growing Role of Peabody's Global Operations

Peabody's Growing Global Presence 1st Qtr 2nd Qtr 1 99 2003 Excludes discontinued operations. International EBITDA Share Grows to 30% in 2006 1st Qtr 2nd Qtr 25 75 2006 United States International

2002 2003 2004 2005 2006 13 25.4 3.8 75.2 112.3 2002 2003 2004 2005 2006 3 2.2 50.4 202.6 278.4 International Activities Represent Growing Share of Peabody's EBITDA 2002 2003 2004 2005 2006 576.3 556.1 682.5 833.7 857.2 Trading and Brokerage Australia Operations Resource Management 2002 2003 2004 2005 2006 37.1 45.8 41 43.1 92.6 U.S. Operations 2002 2003 2004 2005 2006 2002 2003 2004 2005 2006 2002 2003 2004 2005 2006 2002 2003 2004 2005 2006 In millions.

Peabody's Transformation of the Global Portfolio and Earnings Base New productivity projects in PRB Exploration of strategic alternatives for Eastern assets Expansion of U.S. coal trading activities Serving new coal plants and Btu Conversion projects Expanding global coal trading in Newcastle, London and Beijing Exploring investments in China and Mongolia Expanding thermal and met presence in Australia United States International

Strategy Background: Why International Markets are an Outstanding Fit for BTU Diversifies overall portfolio Maintains high growth trajectory Utilizes strong U.S. and Australia reserve base Hedges against single-country risk Allows participation in fast-growing regions Leverages soaring global energy demand and positive long-term outlook for met coal Captures high margins for seaborne trade Capitalizes on global recognition of Peabody franchise Enhances Ability to Provide Superior Returns

Per-Capita Electricity Use Just 1/10th (China) and 1/30th (India) the U.S. Level Source: International Energy Agency. Energy Markets: China and India Drive Global Demand Growth Electricity Usage per Capita Mbtu USA 13.1 Australia 10.7 South Korea 7 UK 6.2 Italy 5.6 Russia 5.5 Malaysia 3 China 1.4 India 0.4 Thousand Kilowatt-hours Energy Consumption per Capita Mbtu Singapore 458 USA 326 Australia 239 Russia 198 South Korea 190 France 177 Japan 169 Germany 161 UK 157 Spain 140 Hong Kong 136 Italy 128 Malaysia 99 Thailand 54 China 49 Brazil 45 Indonesia 21 India 16 Philippines 12 Million Btu

All Energy Prices Rebase to Higher Plateaus in Recent Years Oil API, Newcastle and Oil Price August 31, 2007 data.

Global Coal Use Soars 30%, or 1.4 Billion Tons, in Five Years Five-Year Change in Global Energy Consumption Source: BP Statistical Review of World Energy, June 2007. Coal Natural Gas Hydro Oil Nuclear 2002 - 2004 29.57 16.37 15.39 8.97 4.03 30% 2001 - 2006 Change 16% 9% 15% 4% Coal Natural Gas Oil Hydro Nuclear Compound Annual Growth Rate 0.8% 1.7% 2.9% 3.1% 5.3%

Asia Represents 80% of Long-Term Growth of Global Coal Industry Source: Industry reports and Peabody analysis.

China, U.S. and India Represent Vast Majority of Global Coal Growth Amounts in million short tons. Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2006. Projected Australia export flow for 2004-2030. Long-Term Coal Demand Forecasts Continue to Rise

China's New Net Importer Status Creates Fundamental Shift in Seaborne Markets 2003 2004 2005 2006 2007 YTD Thermal Coal 72 68 46 25 -5 Metallurgical Coal 11 0 0 0 Amounts in million short tons. Source: Industry reports and Peabody analysis. Reduction of ~25% of Pacific Thermal Seaborne Coal Supply in Four Years 2003 2007 YTD 2004 2005 2006

Australia/Newcastle China/Qinhuangdao Columbia/Bolivar into ARA Russia/Vostochniy South Africa/Richards Bay 2006 41.75 48 44 44 43.25 2007 71.85 74.5 57.5 73 60.35 International Coal Prices Show Increases Across the Board Source: McCloskey's Coal Report; Industry Reports. Hard Coking Metallurgical 2006 116 2007 98 119 Australia/ Newcastle China/ Qinhuangdao Colombia/ Bolivar Russia/ Vostochniy South Africa/ Richards Bay $41.75 $71.85 $48.00 $74.50 $44.00 $57.50 $44.00 $73.00 $43.25 $60.35 Hard Coking Metallurgical $116 $119 1/06 8/07 1/06 1/07 6/07 $98 1/06 8/07 1/06 8/07 1/06 8/07 1/06 8/07 U.S. Dollars Per Tonne

Peabody a Major and Growing Producer in World's Largest Export Nation Subject to transportation entitlements. Peabody's Unpriced Tons 2008: 13 - 15 Million 2009: 18 - 20 Million Peabody's Australia Sales Grow from 6 to 20+ Million Tons 2004 2005 2006 2007 Thermal 1.5 2 3 11.5 Met 4.6 6.3 8 9.5 Peabody's Australia Production Rises From 6 to >20 Million Tons 6.1 20-22 2004 2005 2006 2007 Est. Unlikely to Ship Full Capacity in 2008 Due to Port Constraints

Peabody Levered to Improving Seaborne Met Prices 2008 2009 2008 8 10 Peabody's Unpriced Met Volumes - Australia 7 - 9 million tons 9 - 11 million tons Note: Met classification includes all qualities of coking coal and PCI. Short Tons in Millions

Australia a Key to Implementing Peabody's Long-Term Strategies Execute the basics: best-in-class safety, operations and marketing Capitalize on pipeline of projects Expand in high-growth global markets Participate in new generation and Btu Conversion projects

Eric Ford Executive Vice President and Chief Operating Officer Peabody Energy NYSE: BTU

Key Topics Peabody's portfolio of operations Major opportunities from growing seaborne markets Product and port capacity from Peabody's Australia operations Australia: Central to implementing Peabody's core strategies

Peabody's Base Portfolio of Operations Dominion Dalrymple Bay Newcastle Brisbane Venezuela Santa Cruz Kembla * Market position and sales pro forma 2007 including Excel mines under development. 2006 sales volumes in millions of short tons. Venezuela sales volume for Paso Diablo Mine, of which Peabody owns a 25.5% interest. Reserves based on 2006 proven and probable for areas shown. Source: Peabody analysis & industry reports. Gladstone Market 2006 2006 Position Sales Reserves Wyoming PRB #1 138 3,305 Midwest #1 39 4,170 Colorado #1 9 227 Southwest #2 13 980 Australia* #5 22 803 Appalachia #6 15 555 Venezuela #1 7 205 London Beijing St. Louis Export terminal

Seaborne Market Represents Major Portion of Global Coal Market Sources: IEA 2006 and ABARE. Tonnes in Millions 5,780 4,870 910 829 910 4,041 3,511 530 65 910 11 54 333 Pacific 205 Atlantic Seaborne 214 31 PCI 178 Coking Thermal 3,511 Metallurgical 530 Domestic 4,041 Thermal 538 209 Thermal 59 Metallurgical 11 Land Trade 70 Export 817 Hard Coal 4,858 Thermal 910 Domestic 910 Brown Coal 910 Production 5,768 Metallurgical 747

South America S. Africa, Indonesia, China Australia, China (marginal) Russia USA International Cost Curve (FOB Port) Cost Structure Sets High Ceiling for Seaborne Thermal Coal Prices Source: AME, McCloskey, Credit Suisse and Peabody analysis.

Peabody is the Largest Private-Sector Coal Company Shenhua Rio Tinto BHP-Billiton Arch China Coal Anglo-American Consol Xstrata Foundation Massey Yanzhou Alpha Natural Resources International Coal Source: Most recent company reports and websites, and SEC filings.

Peabody One of the Largest and Fastest Growing Australian Coal Companies BHP Billiton / BMA Xstrata Rio Tinto Anglo-American PEABODY* Centennial Wesfarmers Macarthur Felix New Hope Gloucester Met 66.6 12 8.4 10.1 8.6 1.8 7.2 0.8 2.5 0 0.7 Thermal 11.1 39.4 32.5 17.7 12.7 16.2 8.8 4 1.7 4 1.5 * Peabody pro forma 2007 tons sold including Excel mines under development. Source: Most recent company reports and websites. Top 5 Companies Comprise 60 - 65% of Production 20-22 2006 Production (2007 Pro Forma for Peabody)

Peabody's Australian Portfolio Provides Major Product and Port Diversity

Peabody's Diversified Product Mix Allows Optimization of Production and Markets High Quality Hard Coking Coal Hard Coking Coal Semi-Hard Coking Coal Semi-Soft Coking Coal PCI Thermal Export Thermal Domestic 2007 2447 2289 3509 2446 420 6957 3346 2007 Estimated Products

Long-Term Australia Coal Capacity Grows to 30-Plus Million Tons Short Tons in Millions 2007 Potential Queensland Burton 3.0 At Capacity North Goonyella / Eaglefield 2.1 Up to 4 - 5 MT Millennium 1.2 3 MT by 2010 Baralaba 0.5 At Capacity Wilkie Creek 2.2 Near Capacity 9.0 New South Wales Wilpinjong 5.0 9 MT Over 5 Years Wambo Complex 5.0 7 - 8 MT Over 5 Years Metropolitan 1.5 Up to 2 MT Chain Valley 0.7 1 MT 12.2 20 - 22 Growing to 30 MT Estimates based on 20 to 22 million ton estimate for 2007. Subject to transportation entitlements.

Australia Coal Chain Logistics Improving With More Capacity Planned 2008+ Improvements Quotas likely through 2008 Newcastle Added throughput planned for 2008 and 2009 Dalrymple Bay Port expansions planned in first and fourth quarter 2008 Queensland Rail to add new train sets over the next year NCIG Construction to begin by year-end First shipments expected 2010 30 MTPY capacity doubling over time Source: Industry and port reports; Peabody analysis.

Spotlight: Port Entitlement Allocation Process Peabody: 7.0 - 7.5 Million Tons Through Newcastle in 2007 Port and rail throughput likely to grow in 2008... ....But so will total shipper requests Entitlements not currently related to rail contracts Few penalties for producers nominating in excess of capacity Overall effect: Peabody expects level to modest increase in throughput for 2008 Capacity Balancing System (CBS) approved by ACCC and scheduled to end Dec. 31, 2007 CBS or variation likely for 2008 to reduce queues and demurrage Allocation mechanism for 2008 under discussion

New NCIG Port Would Increase Throughput for Peabody and Others Six stakeholders BHP Billiton (36%) Peabody Energy (18%) Felix Resources (15%) Donaldson Coal (12%) Whitehaven Coal (11%) Centennial Coal (9%) 30+ million tonnes initial capacity; 60 over time Open access regime for shareholder-members Dedicated stockpile facility enhances flexibility Stable rail demand profile Proposed NCIG Port 30 MTPA capacity with expansion ability to 60 MTPA (shown above). Initial operation in 2010.

Australia a Key to Implementing Peabody's Long-Term Strategies Australia operations improve safety performance 35% since 2004 Cost containment through PI initiatives and structural improvements (new mines) Marketing excellence leveraging strong met / thermal pricing and leading global trading activities Strategy One: Execute the Basics: Best-in- Class Safety, Operations and Marketing

Australia a Key to Implementing Peabody's Long-Term Strategies Strategy Two: Capitalize on Pipeline of Growth Projects Expansion Completing Millennium Mine and prep plant Finalizing Wambo Underground and prep plant Increasing Wilpinjong production Infrastructure Planning for long-term expansion Exploration Exploration rights for Bowen and Surat reserves

Australia a Key to Implementing Peabody's Long-Term Strategies Strategy Three: Expand in High-Growth Markets Metallurgical Coal Additional Millennium production Thermal Coal New South Wales expansion at Wilpinjong and Wambo Traded Markets Leading Newcastle and U.S. presence; growing Europe and China activities

Australia a Key to Implementing Peabody's Long-Term Strategies Strategy Four: Participate in New Generation and Btu Conversion Markets Participate in high-growth Asia markets Asia the main driver of 115 GW of new global generation under construction Serve Australian domestic generation customers Evaluate reciprocal ownership joint ventures to access high-growth China projects

2004 2005 2006 2007 YTD 2007 YTD 2006 2005 2004 Peabody's Australian Safety Performance Consistently Outperforms Industry Average Source: Australia industry reports. Lost Time Incidents per 200,000 Hours Peabody Australia Australia Industry Purchase of RAG Australia Purchase of Excel Coal

Peabody Australia Contributing Heavily to Safety and Environmental Initiatives Establishing single, integrated philosophies in areas of reclamation, safety and health Taking active role in sustainability initiatives Greenhouse Gas Challenge Plus: business and government partner to improve energy efficiency and reduce greenhouse gases Energy Efficiencies Opportunities requires public reporting of cost effective energy savings opportunities Coal21 Fund seeks to implement technologies to reduce greenhouse gas emissions from use of coal and increase coal's role in a hydrogen-based economy Rolling Out Peabody Philosophies Across Global Operations

Peabody's Mission and Ethics: The Same High Standards Around the World

Peabody Energy Australia Investor Visit September 2007 Peabody Energy NYSE: BTU